UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K12B

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 25, 2019

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

PADDOCK ENTERPRISES, LLC

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (O-I Glass, Inc.)	1-9576	22-2781933
Delaware (Paddock Enterprises, LLC)	1-9576	84-4080822
Delaware (Owens-Illinois Group, Inc.)	33-13061	34-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

Owens-Illinois, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share, of O-I Glass, Inc.	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 27, 2019, O-I Glass, Inc., a Delaware corporation (“O-I Glass”), announced that the board of directors of Owens-Illinois, Inc., a Delaware corporation (“O-I”), authorized the implementation of the Corporate Modernization (as defined below) previously described in O-I’s Current Report on Form 8-K filed December 4, 2019. O-I Glass believes the Corporate Modernization will improve O-I Glass’s operating efficiency and cost structure, while ensuring O-I Glass remains well-positioned to address its legacy liabilities. Following the Corporate Modernization, O-I Glass became the successor issuer to O-I. This Current Report on Form 8-K is being filed for the purpose of establishing O-I Glass as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of O-I Glass common stock, par value $.01 per share (“O-I Glass Common Stock”), are deemed registered under Section 12(b) of the Exchange Act.

ITEM 1.01	Entry into a Material Definitive Agreement.

Adoption of the Merger Agreement and Implementation of Corporate Modernization

On December 26 and 27, 2019, O-I and O-I Glass implemented the Corporate Modernization pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 26, 2019, among O-I, O-I Glass and Paddock Enterprises, LLC (“Paddock”).

The Corporate Modernization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which permits the creation of a holding company through a merger with a direct or indirect wholly owned subsidiary of the constituent corporation without stockholder approval. The Corporate Modernization involved a series of transactions (together with certain related transactions, the “Corporate Modernization”) pursuant to which (1) O-I formed a new holding company, O-I Glass, as a direct wholly owned subsidiary of O-I and a sister company to Owens-Illinois Group, Inc. (“O-I Group”), (2) O-I Glass formed a new Delaware limited liability company, Paddock, as a direct wholly owned subsidiary of O-I Glass, (3) O-I merged with and into Paddock, with Paddock continuing as the surviving entity and as a direct wholly owned subsidiary of O-I Glass (the “Merger”) and (4) Paddock distributed 100% of the capital stock of O-I Group to O-I Glass, as a result of which O-I Group is a direct wholly owned subsidiary of O-I Glass and sister company to Paddock.

Upon the effectiveness of the Merger, each share of O-I stock held immediately prior to the Merger automatically converted into a right to receive an equivalent corresponding share of O-I Glass stock, having the same designations, rights, powers and preferences and the qualifications, limitations, and restrictions as the corresponding share of O-I stock being converted. Immediately after the Corporate Modernization, O-I Glass had, on a consolidated basis, the same assets, businesses and operations as O-I had immediately prior to the Corporate Modernization. After the Corporate Modernization, O-I’s stockholders became stockholders of O-I Glass. The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and as a result, the stockholders of O-I do not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their O-I shares.

In connection with the Merger and pursuant to the Merger Agreement, each option to purchase a share of O-I common stock, par value $0.01 per share (“O-I Common Stock”), each award of restricted shares of O-I Common Stock, each award of time-based restricted stock units covering shares of O-I Common Stock, each award of performance-based restricted stock units covering shares of O-I Common Stock and each dividend equivalent covering one share of O-I Common Stock, in each case, that was outstanding immediately prior to the effective time of the Merger (collectively, the “Company Equity Awards”) was converted into an award of the same type covering an equivalent number of shares of O-I Glass Common Stock (each, an “O-I Glass Equity Award”). Each O-I Glass Equity Award continues to be subject to the same terms and conditions (including vesting schedule and performance, forfeiture and termination conditions) that applied to the corresponding Company Equity Award immediately prior to the effective time of the Merger.

The conversion of stock occurred automatically without an exchange of book entry shares or stock certificates. After the Corporate Modernization, no action is required by holders of book entry shares of O-I stock to convert their shares to book entry shares of O-I Glass stock and any stock certificates that previously represented shares of O-I stock now represent the same number of shares of O-I Glass stock.

Following the implementation of the Corporate Modernization, O-I Glass Common Stock continued to trade on the New York Stock Exchange (“NYSE”) on an uninterrupted basis under the symbol “OI” with new CUSIP number 67098H 104. O-I Glass became the successor issuer to O-I pursuant to 12g-3(a) of the Exchange Act and shares of O-I Glass Common Stock are deemed registered under Section 12(b) of the Exchange Act.

The foregoing descriptions of the Corporate Modernization and Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and incorporated by reference herein.

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Corporate Modernization, O-I Glass notified the NYSE that the Corporate Modernization had been completed. Following the Corporate Modernization, shares of O-I Glass Common Stock continued to trade on the NYSE on an uninterrupted basis under the symbol “OI.”

In addition, the NYSE is expected to file with the Securities and Exchange Commission (the “Commission”) on December 27, 2019 an application on Form 25 to delist shares of O-I Common Stock from the NYSE and deregister the O-I Common Stock under Section 12(b) of the Exchange Act. O-I intends to file with the Commission a certification and notification of termination on Form 15 requesting that the O-I Common Stock be deregistered under the Exchange Act, and that Paddock’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent that O-I Glass succeeds to the registration and reporting obligations of O-I pursuant to the Exchange Act Section 12(b)).

Until Paddock’s reporting obligations are suspended, investors can find reports and other documents that Paddock files with the Commission on www.o-i.com/investors. The same website will be used for reports and other documents that O-I Glass files with the Commission.

ITEM 3.03	Material Modification to Rights of Security Holders.

Upon the effectiveness of the Merger, each share of O-I stock held immediately prior to the Merger automatically converted into an equivalent corresponding share of O-I Glass stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of O-I stock that was converted.

The information set forth in the Explanatory Note, Item 1.01 and Item 5.03 are hereby incorporated by reference into this Item 3.03.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of O-I Glass (as listed below, the “O-I Glass Directors”) are the same as the directors of O-I immediately prior to implementation of the Corporate Modernization.

Directors

Name	Age	AC	CTDC	NCGC	ROC
Gordon J. Hardie	55				C
Peter S. Hellman	69	X	X
John Humphrey	53	X
Anastasia D. Kelly	69			C	X
Andres A. Lopez	56				X
Alan J. Murray	65	C
Hari N. Nair	59	X	X
Hugh H. Roberts	67		X	X
Joseph D. Rupp	68		C	X
John H. Walker	61			X	X
Carol A. Williams*	61			X
Dennis K. Williams	73	X	X

AC	Audit Committee
CTDC	Compensation and Talent Development Committee
NCGC	Nominating Corporate Governance Committee
ROC	Risk Oversight Committee
C *	Committee Chairperson Lead Independent Director

The executive officers of O-I Glass (the “O-I Glass Executive Officers”) are the same as the executive officers of O-I immediately prior to implementation of the Corporate Modernization.

Additional information regarding the business experience, qualifications and other biographical data of the O-I Glass Directors and O-I Glass Executive Officers is included in O-I’s Schedule 14A for the 2019 Annual Meeting of Stockholders under “Proposal 1: Election of Directors—Information on Nominees” and “Director Compensation and Other Information—Related Person Transactions,” and in O-I’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 under “Item 1. Business—Executive Officers of the Registrant,” and such information is incorporated herein by reference.

In connection with the Corporate Modernization, on December 26, 2019, following the effective time of the Merger, O-I Glass and Paddock entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which O-I Glass assumed (including sponsorship of) (i) the Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc., the Second Amended and Restated Owens-Illinois, Inc. 2005 Incentive Award Plan, and the Owens-Illinois, Inc. Amended and Restated 2017 Incentive Award Plan, and (ii) each award agreement evidencing a Company Equity Award and other contract providing for the grant or issuance of O-I Common Stock (together, the “Equity Compensation Arrangements”).

Additionally, pursuant to the Assignment and Assumption Agreement, O-I Glass assumed (including sponsorship of) each compensation or benefit plan, program, policy, contract or arrangement sponsored, maintained or entered into by Paddock or its predecessors (including O-I) for the benefit of any current or former director, officer, employee, consultant or independent contractor of Paddock or any of its subsidiaries (collectively, the “Benefit Plans”). The Benefit Plans that were assigned to and assumed by O-I Glass included, without limitation, (i) the Amended and Restated Owens-Illinois Supplemental Retirement Benefit Plan, (ii) the Amended and Restated Owens-Illinois, Inc. Directors Deferred Compensation Plan, (iii) the Owens-Illinois, Inc. Executive Deferred Savings Plan, (iv) the Owens-Illinois 2004 Executive Life Insurance Plan, (v) the Owens-Illinois 2004 Executive Life Insurance Plan for Non-U.S. Employees, (vi) the Letter Agreement signed November 20, 2015, between Owens-Illinois, Inc. and Jan Bertsch, (vii) the Owens-Illinois, Inc. Executive Severance Policy, the Stock Option Plan for Directors of Owens-Illinois, Inc., the Second Amended and Restated Owens-Illinois, Inc. Non-Union Retirement and Savings Plan, and the Second Amended and Restated Owens-Illinois, Inc. Supplemental Retirement Plan. Upon the effectiveness of the Assignment and Assumption Agreement, all references to Paddock or its predecessors (including O-I) or to O-I Common Stock in the Equity Compensation Arrangements and Benefit Plans were deemed to be automatically amended to be references to O-I Glass and to O-I Glass Common Stock, respectively, except where the context clearly dictates otherwise.

The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment and Assumption Agreement, which is filed as Exhibit 10.1 and is incorporated by reference herein.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to the implementation of the Corporate Modernization, the board of directors of O-I approved and adopted the Fifth Amended and Restated By-Laws of O-I (the “O-I By-Laws”), effective December 25, 2019, amending certain provisions of O-I’s existing by-laws. The O-I By-Laws include the following amendments: (i) requires shareholders to include the proposed amendment language when submitting a proposal to amend the O-I By-Laws; (ii) provides that any stockholder making a proposal or nomination must be a record holder of shares, instead of a beneficial owner of shares; (iii) permits stockholders to nominate additional directors in the event the number of directors is increased after the notice window has closed, but only with respect to the additional directors; (iv) provides that prior to a director or officer of O-I seeking indemnification for costs incurred in connection with a proceeding initiated by the director or officer, the O-I board of directors must authorize the proceeding; (v) states that notice to stockholders may be effectively given via electronic transmission, including notice via electronic mail.

The By-Laws also include certain technical, conforming, modernizing and clarifying changes.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the O-I By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Prior to the Corporate Modernization, O-I Glass’s board of directors approved the O-I Glass Amended and Restated Certificate of Incorporation (the “O-I Glass Certificate of Incorporation”) and adopted the Amended and Restated By-Laws of O-I Glass (the “O-I Glass By-Laws”), each effective December 26, 2019, which are identical to the Third Restated Certificate of Incorporation of Owens-Illinois, Inc. and the O-I By-Laws, respectively, immediately prior to the implementation of the Corporate Modernization, except for the change of the name of the corporation and certain technical changes and other non-substantive changes that describe the DGCL Section 251(g) holding company reorganization, as permitted by Section 251(g) of the DGCL. Prior to the implementation of the Corporate Modernization, the sole stockholder of O-I Glass approved the adoption of the O-I Glass Certificate of Incorporation. The O-I Glass Certificate of Incorporation was filed with the Delaware Secretary of State on December 26, 2019.

The foregoing description of the O-I Glass Certificate of Incorporation and the O-I Glass By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text of the O-I Glass Certificate of Incorporation and the O-I Glass By-Laws, which are filed as Exhibits 3.2 and 3.3 hereto, respectively, and each of which is incorporated by reference herein.

ITEM 7.01	Regulation FD Disclosure

Press Release

On December 27, 2019, O-I Glass issued a press release announcing the completion of the Corporate Modernization. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information contained in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events.

Successor Issuer

In connection with the Corporate Modernization and by operation of Rule 12g-3(a) under the Exchange Act, O-I Glass is the successor issuer to O-I and has succeeded in the attributes of O-I as the registrant. Shares of O-I Glass Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and O-I Glass is subject to the informational requirements of the Exchange Act, and the rules and regulations thereunder. O-I Glass hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
No.	Description
2.1	Agreement and Plan of Merger
3.1	Fifth Amended and Restated By-Laws of Owens-Illinois, Inc.
3.2	Amended and Restated Certificate of Incorporation of O-I Glass, Inc.
3.3	Amended and Restated By-Laws of O-I Glass, Inc.
10.1	Assignment and Assumption Agreement
99.1	Press Release, dated December 27, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O-I GLASS, INC.

Date: December 27, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PADDOCK ENTERPRISES, LLC

Date: December 27, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Treasurer and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: December 27, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	President and Chief Financial Officer